FOURTH AMENDMENT TO FORBEARANCE AGREEMENT



     THIS FOURTH AMENDMENT TO FORBEARANCE AGREEMENT (the

"Agreement") is made this 27th day of August, 2007, by and among

UNITED BANK, a Virginia banking institution (the "Bank" or "Lender"),

and WILLIAMS INDUSTRIES, INC., a Virginia corporation with offices at 8624 J.D. Reading Drive, Manassas, VA  20109; INSURANCE RISK

MANAGEMENT GROUP, INC., a Virginia corporation; PIEDMONT METAL

PRODUCTS, INC., a Virginia corporation, WILLIAMS BRIDGE COMPANY.,

a Virginia corporation,  WII REALTY MANAGEMENT, INC., a Virginia corporation, WILLIAMS STEEL ERECTION COMPANY, INC., a Virginia

corporation, GREENWAY CORPORATION, a Maryland corporation,

WILLIAMS EQUIPMENT CORPORATION, a District of Columbia corporation

(collectively, "Original Borrower" or the "Borrower"), WILLIAMS

FAMILY LIMITED PARTNERSHIP, a Virginia limited partnership ("WFLP")

and FRANK E. WILLIAMS, JR., individually.



RECITALS:



     A.     As more fully provided in the underlying loan documents,

on or about April 16, 1999, the Bank made a revolving loan to

Original Borrower in the original principal amount of $2,500,000,

evidenced by Revolving Credit Note No. 3 of even date therewith bearing initial interest at prime plus 1.25%, as thereafter amended and restated, from time to time (the Revolving Loan), secured by,

among other things, business assets pledged under a Revolving Credit and Term Loan Agreement and a related Security Agreement of even date,

as thereafter amended, from time to time, and is also secured by land in Manassas and Bedford, Virginia pledged to the Bank  under deeds of trust on the respective properties (the "Manassas Deed of Trust" and the "Bedford Deed of Trust", respectively).  This loan is further secured by common stock of S.I.P. Inc. of Delaware, a Delaware corporation, under a Pledge Agreement dated August 31, 2000,.  The sum of $2,529,016.70 was due on the Revolving Loan at May 12, 2005,

when the Bank made demand for payment, plus legal fees and costs,

which are additional.  Interest and other fees and charges continue to accrue thereafter, and as of the date hereof.  Borrower

acknowledges that this loan is matured and is now fully due and owing, without defense, offset or counterclaim.



     B.     As more fully provided in the underlying loan documents, on or about April 16, 1999, the Bank made a draw term loan to Original

Borrower, due April 1, 2014, evidenced by Term Note No. 1 in the amount of $2,260,750 of even date, initially bearing interest at 8.7%,

as amended, from time to time, secured by, among other things, the same collateral as secures the Revolving Loan.  The sum of $1,848,996.42,833 was due and owing on this loan (the "Term Loan No. 1") as of May 12,

2005, when demand for payment was made by the Bank ,plus legal fees and costs, which are additional.  Interest and other charges continue to

accrue thereafter and as of the date hereof.   Borrower acknowledges

that this loan has now been accelerated by the Bank and is now fully due and owing, without defense, offset or counterclaim.



     C.     As more fully provided in the underlying loan documents, on or about April 16, 1999, the Bank made a second term loan to Original

Borrower evidenced by a promissory note in the original principal amount of $639,250, bearing interest at 8.7%, as amended, from time to time,

which loan (Term Loan No. 2), due April 1, 2009, secured by, among other things, the same collateral as secures the Revolving Loan.  The sum of

$314,221.29 was due on this loan as of May 12, 2005, when notice of default and demand for payment of this loan was made by the Bank, plus legal fees and costs, which are additional.  Interest and other charges continued to accrue thereafter and as of the date thereof.  Borrower acknowledges that this loan was accelerated by the Bank and was fully due and owing, without defense, offset or counterclaim.  This loan has since been paid.



     D     As more fully provided in the underlying loan documents, on or about August 31, 2000, the Bank made a further term loan to Original

Borrower in the original principal amount of $250,000, evidenced by Term

Note No. 6 of even date, bearing interest at prime plus 1%, due

September 1, 2005, (Term Loan No. 6), as amended, from time to time,

which loan is secured by, among other things, the same collateral which secures the Revolving Loan.  The sum of $35,369.14 was due on this loan as of May 12, 2005, when notice of default and demand for payment was made by the Bank, plus legal fees and costs, which are additional.

Interest and other charges continued to accrue thereafter.  Borrower acknowledges that this loan was accelerated by the Bank and was fully due and owing, without defense, offset or counterclaim.  This loan has since been paid.



     E.     As more fully provided in the underlying loan documents, on or about May 1, 2001, the Bank made a further term loan to Original

Borrower in the original principal amount of $1,000,000, evidenced by a

Term Note No. 7 of even date, bearing interest at prime plus 1%, due May

1, 2006 (Term Loan No. 7), which loan is secured by, among other things,

the same collateral which secures the Revolving Loan.  The sum of

$211,111.83 was due on this loan as of May 12, 2005, when notice of default and demand for payment was made by the Bank, plus legal fees and costs, which are additional.  Interest and other charges continued to accrue thereafter.  Borrower acknowledges that this loan was accelerated by the Bank and was fully due and owing, without defense, offset or counterclaim.  This loan has since been paid.



     F.     On or about April 4, 2002, the Bank made a term loan to

Williams Industries, Inc. evidenced by a promissory note of even date in the amount of $43,000, bearing interest at 7.5%, due April 4, 2005 (the

Williams Industries Loan), secured by equipment pledged under a

Commercial Security Agreement dated April 4, 2002.  The sum of $3,060.29 was due on this loan as of May 12, 2005, when the Bank gave notice of default and demand for payment, plus legal fees and costs, which are additional.  Interest and other charges continued to accrue thereafter.

Borrower acknowledges that this loan matured and was fully due and owing, without defense, offset or counterclaim.  This loan has since been paid.



     G.     On or about June 4, 2001, the Bank made a demand loan to

Williams Equipment Corporation (the Williams Equipment Loan), evidenced by a promissory note of even date in the amount of $34,500,  bearing interest at 8.25%, due on demand and, if no demand is made, on June 4,

2006.  The sum of $11,483.75 was due on this loan as of May 12, 2005,

when the Bank gave notice of default and demand for payment, plus legal fees and costs, which are additional.  Interest and other charges continued to accrue thereafter.  Borrower acknowledges that this loan was accelerated by the Bank and was fully due and owing, without defense, offset or counterclaim.  This loan has since been paid.



     H.     On or about January 12, 2004, the Bank made a term loan to

Williams Steel Erection Co. evidenced by a promissory note of even date in the amount of $31,083.86. bearing interest at 5.75%, due January 12,

2008 (the Williams Steel Erection Co. Loan), which loan is secured by a

2000 Ford F-250 pickup truck under a Commercial Security Agreement of even date. The sum of $24,189.29 was due on this loan as of May 12,

2005, when the Bank gave notice of default and demand for payment, plus legal fees and costs, which are additional.  Interest and other charges continued to accrue thereafter.  Borrower acknowledges that this loan was accelerated by the Bank and was now fully due and owing, without defense, offset or counterclaim.  This loan has since been paid.



     I.     On or about June 29, 2000, the Bank made a term loan to

Williams Bridge Company in the original amount of $87,948, bearing interest at 9.5%, secured by business assets, principally accounts and equipment, pledged under a Commercial Loan and Security Agreement dated

June 29, 2000, due  29, 2005.  The sum of $12,551.49 was due on this loan as of May 12, 2005, when the Bank gave notice of default and demand for payment, plus legal fees and costs, which are additional.  Interest and other charges continued to accrue thereafter.  Borrower acknowledges that this loan was accelerated by the Bank and was fully due and owing,

without defense, offset or counterclaim.  This loan has since been paid.



     J.     On or about May 13, 2002, the Bank made a term loan to

Borrower (i.e., to S.I.P. Inc. of Delaware, and the others noted above)

evidenced by a promissory note of even date in the amount of $900,000,

reduced to $765,000 under a Change In Terms Agreement dated August 2,

2002, bearing interest at prime plus .5%, due August 2, 2007 (the SIP

Loan), which loan is secured by business assets pledged under a

Commercial Security Agreement dated May 13, 2002.  The sum of

$332,247.05 was due on this Loan as of June 29, 2005, plus legal fees and costs, which are additional.  Interest and other charges continued

to accrue.  Borrower, by its signature below, agreed to treat this loan as having been accelerated by the Bank, and acknowledges that it was

fully due and owing, without defense, offset or counterclaim.   This

loan has since been paid.



     K.     Williams Industries, Inc. and other obligors are further

indebted to the Bank in the sum of $114,185 as of May 19, 2005, pursuant to the terms of an Application and Agreement For Irrevocable Standby

Letter of Credit No. 2351666-5001 dated March 1, 2004, plus legal fees and costs, which are additional.  Borrower acknowledges that  this obligation was declared due by the Bank and was fully due and owing,

without defense, offset or counterclaim.  This loan has since been paid.



     L.     The various obligations and indebtedness of Borrower,

Original Borrower, Williams Bridge Company, Williams Equipment

Corporation and Williams Steel Erection Company referred to in recitals

A-K above is hereinafter referred to, collectively, as the

"Indebtedness."  The Indebtedness, and the other obligations and covenants and duties of the Borrowers under the associated loan documents (the "Loan Documents"), are hereinafter referred to,

collectively, as the "Obligations".



     M.     Borrower, and each party hereto which is an obligor to the

Bank on the Indebtedness or any part thereof, together with Borrower's principal, Frank Williams, Jr. (the "Guarantor"), and Williams Family

Limited Partnership ("WFLP") requested the Bank to forbear from exercising its rights under the various loan documents which evidence the Indebtedness (collectively, the "Loan Documents").  Pursuant to the same, the parties hereto entered into a Forbearance Agreement dated June

30, 2005, and, subsequently, a First Amendment thereto dated September

29, 2005, and a Second Amendment dated March 30, 2006, and a Third

Amendment dated December 31, 2006, under which the Bank agreed to forbear from exercising its legal remedies under the Loan Documents,

under and on the terms and conditions thereof.



     N.     The Borrower, the Guarantor and WFLP have now requested

certain modifications to the Forbearance Agreement, as set forth below,

and the Bank is amenable to the same.



     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:



     1.     Recitals.  The recitals above are acknowledged to be true and correct.



     2.     Extension of the Forbearance Agreement.  The term of the

Bank's forbearance is extended to December 31, 2007, on condition that,

to the extent the $200,000 deposit under paragraph 3 of the Second

Amendment dated March 30, 2006 has been drawn down prior hereto, such deposit shall be replenished to $150,000 by August 27, 2007.  It is agreed that the Bank may charge its legal fees related to the

Forbearance against this reserve, which reserve Borrower shall not use or withdraw, other than for debt service to the Bank.



     2.     Debt Service.  Debt service during the extended term of the

Forbearance Agreement shall continue to be paid monthly, interest only,

as if the Obligations of Borrower to the Bank had not been previously accelerated.  It is acknowledged that all Obligations covered by the

Bank's forbearance were previously accelerated or otherwise matured and are now fully due and owing, subject to the terms of the Bank's forbearance hereunder, without defense, offset or counter-claim.  It is further agreed that the Bank's acceptance of interest-only payments during the extended forbearance period shall not waive the prior acceleration or extend any maturity of the Obligations.



     3.     Reaffirmation of Guaranty of Frank E. Williams, Jr.  Frank E.

Williams, Jr. ("Guarantor") hereby ratifies, confirms and extends

Amended And Restated Guaranty Agreement dated September 29, 2005, and further consents to the terms of this Agreement.



     4.     Representations and Warranties.  To induce the Lender to

enter into this Agreement, Borrower, WFLP and the Guarantor re-affirm,

as of the date hereof, all representations and warranties under the

Forbearance Agreement, all being incorporated herein by reference, both as of the date of the Forbearance Agreement and again as of the date hereof.



     5.     No Novation, Waivers or Impairment.  The parties hereto agree that neither this Agreement nor any other document executed in accordance herewith is intended to be a novation of any of the Loan

Documents or of the Forbearance Agreement or of any obligation under the

Loan Documents or the Forbearance Agreement.



          As modified herein, the Forbearance Agreement, the Loan

Documents and all obligations therein continue in full force and effect.



          The parties further agree that:



     (a)     Subject to Lender's duty to forbear under the terms of this

Agreement, and to the prior payment of certain loans as noted above,

nothing herein shall release or waive any of the Original Borrowers'

obligations under any of the Loan Documents or those of WFLP or the

Original Borrower under the Forbearance Agreement, all of which remain in full force and effect, or impair the validity, perfection or priority of any security interest or collateral therefore, nor release the obligations of any guarantee thereof, all of which obligations, security interests, collateral, duties, rights and guarantees are hereby ratified and affirmed by the Original Borrower, WFLP and the Guarantor, without prejudice to their rights herein or therein;



          (b)     Subject to the Lender's duty to forbear under the terms

of the Forbearance Agreement as modified by this Agreement, and to the prior payment of certain loans as noted above, nothing herein shall waive or impair any rights, powers or remedies of the Lender under the

Loan Documents or under the Forbearance Agreement, including, without limitation, any right or remedy of Lender against the Guarantor under his Guaranty, as amended by the Amended and Restated Guaranty Agreement of September 29, 2005 (the "Guaranty");



          (c)     Nothing herein shall be construed to constitute an

agreement by the Lender or to require the Lender to extend the

Forbearance Period or grant additional forbearance periods, or to otherwise forbear, except on the terms hereof;



          (d)     The Lender shall have the right at any time to take any

action at law or in equity with respect to the Loan Documents and/or the

Guaranty provided that such action is not inconsistent with the terms and conditions of this Agreement and Lender's duty to forbear under the terms and conditions hereof, including seeking the entry of such court orders and judgments as the Lender in its sole discretion deems appropriate to enforce the terms of this Agreement or to protect its security interests and rights to repayment under the Loan Documents and the Guaranty.



     6.     Release of the Lender.  In consideration of Lender's entry into this Agreement, the Borrower, WFLP and the Guarantor hereby release, remise, acquit and forever discharge the Lender, the Lender's employees, agents, representatives, consultants, attorneys, fiduciaries,

servants, officers, directors, partners, predecessors, successors and assigns, subsidiary corporations, parent corporations and related corporate divisions (all of the foregoing hereinafter called the

"Released Parties") from any and all actions and causes of action,

judgments, executions, suits, debts, claims, demands, liabilities,

obligations, damages and expenses, breaches, rights of setoff,

counterclaims and statutory rights, of any and every character, known or unknown, direct or indirect, liquidated or unliquidated, contingent or non-contingent, at law or in equity, of every kind or nature, including any which may arise in a bankruptcy or insolvency proceeding, whether heretofore or hereafter arising, for or because of any manner of things done, omitted or suffered to be done by any of the Released Parties prior to and including the date of execution hereof, arising from or in any way directly or indirectly related to this Agreement, the

Forbearance Agreement as originally executed on June 30, 2005, or any of the Loan Documents or from the performance and payment by Borrower or

WFLP thereunder, or from the Guarantee of Borrowers' obligations to

Lender by the Guarantor, and also from all other claims, rights, demands or causes of action of any kind, in law or in equity against the Lender,

except for Lenders duties hereunder (all of the foregoing hereinafter called, collectively, the "Released Matters"). Borrower, WFLP and the

Guarantor acknowledge that the agreements in this Section are intended to be in full satisfaction of any and all alleged injuries or damages arising in connection with the Released Matters, whether known or unknown, at law or in equity, and that this release is a material inducement to the Lender's entry into this Agreement.  Each of the

Borrower, WFLP and the Guarantor further represents and warrants to the

Lender that it has not transferred, assigned or otherwise conveyed, or purported to transfer, assign or otherwise convey, any right, title or interest in the Released Matters as to any Person and that the foregoing constitutes a full and complete release of all Released Matters.



     7.     No Partnership.  Nothing herein shall be construed to make the Lender, the Borrower, WFLP or the Guarantor the agent, partner, or joint venturer of the other, and the Borrower, WFLP and the Guarantor have no relationship with Lender other than that of debtor and creditor.



     8.     Entire Agreement.  This Agreement constitutes the entire

agreement of the parties concerning the subject matter hereof and supersedes any prior or contemporaneous representations or agreements not contained herein.  In entering into this Agreement, each  of

Borrower, WFLP and the Guarantor acknowledges that it is not relying on any statement, representation, warranty, covenant or agreement of any kind made by the Lender or by any agent or employee thereof, except for the agreements of the Lender set forth herein.  They further acknowledge that Lender will only be bound by written instruments, duly executed by

Lender, and that no officer, agent or representative of Lender has authority to act in any other manner.



     9.     Construction.  The parties acknowledge that all parties and their counsel have reviewed this Agreement and any rule of construction to the effect that any ambiguity should be construed against the drafting party will not be employed in the interpretation of this

Agreement or any amendments hereto.  All signatories to this Agreement acknowledge that it has been negotiated at arms length and in good faith, and that each has relied upon independent legal counsel of their choice.



     10.     Successors and Assigns.  This Agreement shall inure to the benefit of and be binding on the parties and their successors and assigns; provided, however, that this Agreement may not be assigned by any of the Borrowers without the prior written consent of the Lender.



     11.     Counterparts.  This Agreement may be executed in one or more counterparts, and by different parties on different counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.



     12.     Time of the Essence.  Time is of the essence under this

Agreement.  Closing must occur by no later than 2:00 P.M. on August 27,

2007, and post-Closing obligations must thereafter timely occur.



     13.     No waivers.  By entering into this Agreement it is agreed

that Lender does not waiver or limit any right it may have against

Original Borrower, WFLP or the Guarantor, except as may be expressly stated herein, all rights and remedies of Lender being reserved.



     14.     Signatures.  Faxed signatures shall be accepted for all

purposes, with originals to be provided within three (3) business days thereafter.  This Agreement may be signed in counterparts, each of which so executed shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.  All signators represent that their signatures are given with full approval, after, for non-individual signators, all required corporate and partnership action,

and that their entry into this Agreement does not violate any contract,

agreement or law to which they are subject or to which they are a party nor require the further consent of any person not a party hereto.



     IN WITNESS WHEREOF, the parties have executed this Agreement as a sealed instrument as of the day and year set forth above.







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